UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2009

INTERNATIONAL ASSETS HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23554	59-2921318
(State or Other Jurisdiction)	(Commission)	(IRS Employer Id. No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida	32701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 741-5300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Background

On September 30, 2009, International Assets Holding Corporation (“International Assets”) completed its business combination with FCStone Group, Inc. (“FCStone”), in accordance with the terms of the Agreement and Plan of Merger, dated as of July 1, 2009 (the “Merger Agreement”), by and among International Assets, International Assets Acquisition Corp., a wholly owned subsidiary of International Assets, and FCStone, pursuant to which FCStone became a wholly owned subsidiary of International Assets (the “Merger”).

Unless the context otherwise requires, all references herein to “International Assets” refer to International Assets Holding Corporation and its wholly owned subsidiaries after the effective time of the Merger, and all references to FCStone refer to FCStone Group, Inc. and its wholly owned subsidiaries and predecessor entities prior to the effective time of the Merger.

As a result of the Merger, each outstanding share of FCStone’s common stock was automatically converted into the right to receive approximately 0.2950 shares of International Assets’ common stock. Each outstanding option to purchase shares of FCStone’s common stock that was not exercised prior to the consummation of the Merger was assumed by International Assets at the effective time of the Merger and became an option to purchase shares of International Assets’ common stock. The number of shares of International Assets’ common stock subject to each assumed option was determined by multiplying the number of shares of FCStone’s common stock that were subject to each option prior to the effective time of the Merger by the exchange ratio specified above and rounding that result down to the nearest whole number of shares of International Assets’ common stock. The per share exercise price for the assumed options was determined by dividing the per share exercise price for FCStone’s common stock subject to each option as in effect immediately prior to the effective time of the Merger by the exchange ratio specified above and rounding that result up to the nearest whole cent.

Following the closing of the Merger, former FCStone stockholders owned approximately 47.5% of International Assets’ outstanding common stock, and the continuing International Assets stockholders owned approximately 52.5% of International Assets’ outstanding common stock. The issuance of the shares of International Assets’ common stock to the former stockholders of FCStone was registered with the Securities and Exchange Commission (the “SEC”) on a Registration Statement on Form S-4, as amended (Reg. No. 160832).

The full text of the Merger Agreement and the press release dated October 1, 2009 announcing the completion of the acquisition, are attached hereto as Exhibit 2.1 and 99.1, respectively, and are incorporated herein by reference.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors.

Pursuant to the terms of the Merger Agreement, as of the effective time of the Merger, the board of directors of International Assets was increased from seven members to 13 members. The six new members of the board were designated by FCStone and consisted of Paul G. Anderson, Brent Bunte, Jack Friedman, Daryl Henze, Bruce Krehbiel and Eric Parthemore. Each of them was a director of FCStone at the time of the Merger.

The seven continuing members of the board were Scott Branch, John Fowler, Robert Miller, Sean O’Connor, John Radziwill, Diego Veitia and Justin Wheeler. Each of them was a director of International Assets at the time of the Merger.

The 13 directors were also assigned to one of three staggered director classes as follows:

•	Class I directors (terms expiring in 2010): Paul G. Anderson, Daryl Henze, Sean M. O’Connor and Diego J. Veitia.

•	Class II directors (terms expiring in 2011): Scott Branch, Bruce Krehbiel, Eric Parthemore and John Radziwill.

•	Class III directors (terms expiring in 2012): Brent Bunte, Jack Friedman, John M. Fowler, Robert A. Miller and Justin R. Wheeler.

The new directors are expected to be appointed to board committees at a meeting of the board of directors of International Assets to be held on October 5, 2009.

Executive Officers.

Pursuant to the terms of the Merger Agreement, International Assets has agreed to appoint Paul G. Anderson as President and William J. Dunaway as Chief Financial Officer. Additionally, Scott J. Branch, the current President of International Assets, will become Chief Operating Officer, and Brian Sephton, the current Chief Financial Officer of International Assets, will become the Chief Legal and Corporate Governance Officer. These appointments are expected to be approved at a meeting of the board of directors of International Assets to be held on October 5, 2009.

Item 5.03.	Amendments to Charter and Bylaws

On September 30, 2009, in connection with the Merger Agreement and as approved at the special meeting of stockholders of International Assets on March 25, 2009, International Assets adopted the following amendments to its Restated Certificate of Incorporation:

•	An amendment to increase the number of authorized shares of International Assets common stock to from 17,000,000 shares to 30,000,000 shares.

•

An amendment to establish a classified board of directors initially consisting of thirteen members to be divided into three classes, the reduction in the size of the board to eleven members in 2012 and to nine members in 2013, and the elimination of the classified board in 2013.

•

An amendment to eliminate a provision that requires the affirmative vote of the holders of 75% of the outstanding shares of International Assets common stock to remove or change the chairman of the board;

The Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated financial statements of FCStone, including the report of its independent registered public accounting firm, KPMG LLP, required by this item have not been filed on this initial Current Report on Form 8-K but will be filed by amendment no later than 71 days after the date on which this Current Report is required to be filed.

The unaudited consolidated financial statements of FCStone required by this item have not been filed on this initial Current Report on Form 8-K but will be filed by amendment no later than 71 days after the date on which this Current Report is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item has not been filed on this initial Current Report on Form 8-K but will be filed by amendment no later than 71 days after the date on which this Current Report is required to be filed.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Document

2.1	Agreement and Plan of Merger and Reorganization, dated as of July 1, 2009, among International Assets Holding Corporation, International Assets Acquisition Corp., and FCStone Group, Inc. (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of the registrant filed on July 2, 2009) .

3.1	Certificate of Amendment to Certificate of Incorporation of International Assets Holding Corporation

99.1	Press release dated as of October 1, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ASSETS HOLDING CORPORATION

Date: October 1, 2009	By:	/S/ SEAN M. O’CONNOR
Sean M. O’Connor, Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Document

2.1	Agreement and Plan of Merger and Reorganization, dated as of July 1, 2009, among International Assets Holding Corporation, International Assets Acquisition Corp., and FCStone Group, Inc. (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of the registrant filed on July 2, 2009) .

3.1	Certificate of Amendment to Certificate of Incorporation of International Assets Holding Corporation

99.1	Press release dated as of October 1, 2009

5